UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period:	January 1, 2014 — June 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|14

Semiannual report

Putnam VT American Government Income Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

After pulling back at the start of the year, equity markets resumed their steady advance through the halfway mark of 2014. In June, the S&P 500 Index posted its fifth consecutive month of gains. The bond market has also generated solid positive results across many sectors this year.

Underpinning these stable returns is growing evidence of an economy on the mend, including a strengthening jobs market, and accelerating consumer spending and business investment. Corporations are participating in this improvement, as reflected in stronger-than-expected earnings growth and heightened merger-and-acquisition activity.

One notable characteristic of this market environment is its historically low level of volatility — a relative calm that experience indicates does not last forever. As we move into the second half of the year, we also note that a range of geopolitical uncertainties could push risk levels higher. That said, Putnam offers a wide range of strategies for all market conditions, including portfolios designed for periods of higher market volatility.

As always, thank you for investing with Putnam.

Performance summary (as of 6/30/14)

Investment objective

High current income with preservation of capital as its secondary objective

Net asset value June 30, 2014

Class IA: $9.93	Class IB: $9.91

Total return at net asset value

			Barclays Government
(as of 6/30/14)	Class IA shares*	Class IB shares*	Bond Index

6 months	3.55%	3.48%	2.66%

1 year	4.91	4.63	2.08

5 years	29.95	28.24	18.54
Annualized	5.38	5.10	3.46

10 years	71.35	67.21	54.27
Annualized	5.53	5.28	4.43

Life	127.18	120.36	112.73
Annualized	5.86	5.64	5.38

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 2000.

The Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and any interest accruals. Percentages may not total 100% of net assets because cash may be set aside as collateral for certain securities holdings, such as to-be-announced (TBA) commitments. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. To be announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings and portfolio credit quality will vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Putnam VT American Government Income Fund 1

Report from your fund’s manager

What was the market environment like for government securities during the six months ended June 30, 2014?

Overall, it was a favorable environment for U.S. Treasuries and agency mortgage-backed securities, but there were periods of modest volatility. As the period began, the Federal Reserve [Fed] started reducing its stimulative bond-buying program. With that process under way, lackluster economic data, coupled with concern about emerging-market [EM] currencies, caused investors to assume a more risk-averse posture. Asset flows shifted toward the relative safety of U.S. Treasuries, pushing the yield on the 10-year note down to 2.65%, its lowest level since mid-November. By February, however, with EM stress abating, market participants were encouraged by the resiliency of U.S. stocks as well as lower Treasury yields. The capital markets were also buoyed by investors largely dismissing weak economic data as a function of severe weather in the United States that affected some of its most densely populated regions.

Treasury yields declined further during the period’s second half, partly as a result of global demand for longer-maturity bonds. Concern about capital flight from Russia due to the Ukraine crisis, along with unrest in the Middle East related to developments in Iraq, prompted investors to once again seek the perceived safety of Treasuries. Demand also received a boost in June when the European Central Bank [ECB] implemented a negative deposit rate of -0.10% in the hope of stimulating bank lending to help stave off deflation and bolster eurozone economic growth.

Against this backdrop, longer-dated government bonds, as well as various mortgage-backed securities, outpaced the broad fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, while intermediate-maturity bonds lagged.

Which holdings and strategies had the biggest influence on the fund’s relative performance?

Our prepayment strategies, which were implemented with out-of-benchmark securities such as interest-only and inverse interest-only collateralized mortgage obligations [CMOs], were the biggest contributors to relative performance. Although rates fell during the period, the decline wasn’t severe enough to trigger substantial refinancing of the mortgages underlying our CMO holdings. As a result, prepayment speeds that continued to be slower than expected bolstered the securities’ values.

Our relative-value trades in Fannie Mae and Ginnie Mae pass-through pools — in which we sought to capitalize on temporary mispricings in various coupon bands — provided a further boost to the fund’s relative return.

On the downside, our interest-rate and yield-curve positioning hampered performance versus the benchmark. The fund was defensively positioned for a rising-rate environment and a steepening yield curve. We kept duration — a key measure of interest-rate sensitivity — shorter than that of the benchmark, which likely would have helped performance had rates risen. However, U.S. rates declined and the yield curve moderately flattened.

How did you use derivatives during the period?

We used interest-rate swaps and “swaptions” — the latter of which give us the option to enter into a swap contract — to hedge the interest-rate and prepayment risks associated with our mortgage pass-through and CMO holdings. We also utilized total return swaps as a hedging tool and to help manage the fund’s sector exposure.

What is your outlook for the months ahead, and how are you positioning the fund?

As 2014’s second quarter came to a close, it appeared that the U.S. economic environment was transitioning back to a positive growth pattern. In our view, U.S. gross domestic product could grow at a 3% to 3.5% rate during the second half of the year, which we believe could lead to higher interest rates.

Against this backdrop, we have underweight exposure on the 2-to 5-year portion of the yield curve, since we believe this is the area of the curve that would be most affected should the Fed begin to unwind its accommodative monetary policy sooner than the markets are currently anticipating. Additionally, we will continue our efforts to keep the portfolio’s overall interest-rate risk below that of the benchmark.

As for other aspects of portfolio positioning, we plan to maintain our diversified exposure to CMOs, and we continue to like seasoned agency pass-throughs with coupons in the 4% to 5% range — an area of the market that appears less vulnerable to prepayment, in our view.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Bond investments are subject

2 Putnam VT American Government Income Fund

to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Michael V. Salm is a Co-Head of Fixed Income at Putnam. He joined Putnam in 1997 and has been in the investment industry since 1989.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT American Government Income Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2014, to June 30, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/14		for the 6 months ended 6/30/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.13	$4.39	$3.11	$4.36

Ending value
(after expenses)	$1,035.50	$1,034.80	$1,021.72	$1,020.48

Annualized
expense ratio	0.62%	0.87%	0.62%	0.87%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/14. The expense ratio may differ for each share class.

† Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT American Government Income Fund

The fund’s portfolio 6/30/14 (Unaudited)

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (37.1%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (6.2%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from April 15, 2028
to July 20, 2036	$102,652	$117,933
6s, with due dates from April 15, 2028
to November 20, 2038	297,336	333,280
5 1/2s, April 20, 2038	451,817	504,076
5s, TBA, July 1, 2041	1,000,000	1,102,344
4 1/2s, TBA, July 1, 2044	2,000,000	2,184,375
4s, TBA, July 1, 2044	1,000,000	1,070,469

		5,312,477
U.S. Government Agency Mortgage Obligations (30.9%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030
to July 1, 2031	50,508	60,504
7s, with due dates from November 1, 2026 to
May 1, 2032	369,330	426,688
5 1/2s, December 1, 2033	36,818	41,306
4 1/2s, May 1, 2044 F	1,100,000	1,193,876

Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030
to November 1, 2030	26,705	31,765
7s, with due dates from December 1, 2028
to December 1, 2035	664,878	772,231
6 1/2s, September 1, 2036	14,956	16,789
6s, January 1, 2038	419,395	471,705
5 1/2s, TBA, July 1, 2044	1,000,000	1,119,688
5s, February 1, 2039	43,484	48,284
4 1/2s, with due dates from April 1, 2041 to
May 1, 2041	1,094,459	1,186,254
4 1/2s, TBA, July 1, 2044	6,000,000	6,498,750
4s, with due dates from June 1, 2042 to
November 1, 2042	5,932,447	6,270,085
4s, TBA, July 1, 2044	6,000,000	6,368,437
3 1/2s, TBA, July 1, 2044	1,000,000	1,029,531
3s, TBA, July 1, 2044	1,000,000	987,969

		26,523,862
Total U.S. government and agency mortgage
obligations (cost $31,682,568)		$31,836,339

U.S. TREASURY OBLIGATIONS (34.9%)*	Principal amount	Value

U.S. Treasury Bonds
6 1/4s, August 15, 2023	$990,000	$1,305,920
4 1/2s, August 15, 2039	7,201,000	8,778,846

U.S. Treasury Notes
5/8s, May 31, 2017	8,927,000	8,867,196
1/4s, August 31, 2014	11,010,000	11,013,118

Total U.S. Treasury obligations (cost $29,846,274)		$29,965,080

MORTGAGE-BACKED SECURITIES (25.7%)*	Principal amount	Value

Agency collateralized mortgage obligations (25.7%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 25.182s, 2037	$65,533	$95,856
IFB Ser. 2979, Class AS, 23.717s, 2034	21,748	27,837
IFB Ser. 3072, Class SM, 23.24s, 2035	80,577	115,665
IFB Ser. 3072, Class SB, 23.094s, 2035	65,676	93,645
IFB Ser. 3065, Class DC, 19.405s, 2035	350,979	502,416

MORTGAGE-BACKED SECURITIES (25.7%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
IFB Ser. 2990, Class LB, 16.558s, 2034	$90,355	$118,371
IFB Ser. 4105, Class HS, IO, 6.448s, 2042	716,083	182,057
IFB Ser. 3232, Class KS, IO, 6.148s, 2036	401,610	51,707
IFB Ser. 4136, Class ES, IO, 6.098s, 2042	709,012	130,508
IFB Ser. 4105, Class LS, IO, 5.998s, 2041	299,945	55,343
Ser. 4175, Class S, IO, 5.948s, 2043	466,873	107,808
IFB Ser. 4240, Class SA, IO, 5.848s, 2043	498,621	116,278
IFB Ser. 14-326, Class S2, IO, 5.798s, 2044	1,500,650	368,225
IFB Ser. 311, Class S1, IO, 5.798s, 2043	1,644,551	373,826
IFB Ser. 315, Class S1, IO, 5.768s, 2043	571,885	137,104
Ser. 4122, Class TI, IO, 4 1/2s, 2042	779,613	174,399
Ser. 4018, Class DI, IO, 4 1/2s, 2041	1,143,138	210,886
Ser. 4116, Class MI, IO, 4s, 2042	1,567,597	298,197
Ser. 4019, Class JI, IO, 4s, 2041	1,282,303	226,839
Ser. 4165, Class AI, IO, 3 1/2s, 2043	744,503	142,968
Ser. 13-303, Class C19, IO, 3 1/2s, 2043	498,044	115,853
Ser. 4122, Class AI, IO, 3 1/2s, 2042	1,031,206	158,545
Ser. 304, IO, 3 1/2s, 2027	1,282,713	149,808
Ser. 304, Class C37, IO, 3 1/2s, 2027	941,783	120,784
Ser. 4141, Class PI, IO, 3s, 2042	847,944	114,481
Ser. 4158, Class TI, IO, 3s, 2042	2,188,241	300,205
Ser. 4165, Class TI, IO, 3s, 2042	2,293,577	305,963
Ser. 4171, Class NI, IO, 3s, 2042	1,348,211	188,345
Ser. 4183, Class MI, IO, 3s, 2042	700,201	97,818
Ser. 3835, Class FO, PO, zero %, 2041	1,715,193	1,454,244
Ser. 3391, PO, zero %, 2037	17,601	14,970
Ser. 3300, PO, zero %, 2037	9,314	8,268
FRB Ser. 3326, Class WF, zero %, 2035	1,960	1,654

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.988s, 2036	57,999	108,495
IFB Ser. 06-8, Class HP, 24.009s, 2036	84,342	130,363
IFB Ser. 05-45, Class DA, 23.863s, 2035	127,417	190,670
IFB Ser. 07-53, Class SP, 23.643s, 2037	93,616	138,776
IFB Ser. 08-24, Class SP, 22.726s, 2038	466,486	704,386
IFB Ser. 05-122, Class SE, 22.568s, 2035	122,946	177,195
IFB Ser. 05-75, Class GS, 19.794s, 2035	82,623	110,476
IFB Ser. 05-106, Class JC, 19.653s, 2035	95,818	141,375
IFB Ser. 05-83, Class QP, 16.999s, 2034	40,119	51,729
IFB Ser. 11-4, Class CS, 12.596s, 2040	254,193	300,987
IFB Ser. 13-19, Class DS, IO, 6.048s, 2041	1,228,874	222,877
Ser. 06-10, Class GC, 6s, 2034	316,786	326,290
IFB Ser. 13-59, Class SC, IO, 5.998s, 2043	892,323	194,220
IFB Ser. 12-111, Class JS, IO, 5.948s, 2040	469,665	94,113
IFB Ser. 13-128, Class SA, IO, 5.848s, 2043	861,706	190,532
IFB Ser. 13-101, Class AS, IO, 5.798s, 2043	1,120,164	261,760
IFB Ser. 13-103, Class SK, IO, 5.768s, 2043	332,063	79,987
IFB Ser. 13-136, Class SB, IO, 5.748s, 2044	2,599,126	524,998
IFB Ser. 13-102, Class SH, IO, 5.748s, 2043	897,581	209,047
Ser. 409, Class 82, IO, 4 1/2s, 2040	720,557	127,459
Ser. 418, Class C24, IO, 4s, 2043	667,294	154,781
Ser. 12-96, Class PI, IO, 4s, 2041	717,369	124,177
Ser. 409, Class C16, IO, 4s, 2040	1,021,511	186,809
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,387,869	313,572
Ser. 12-124, Class JI, 3 1/2s, 2042	498,079	78,233
Ser. 13-22, Class PI, IO, 3 1/2s, 2042	972,927	197,629
Ser. 417, Class C19, IO, 3 1/2s, 2033	1,194,045	177,543
Ser. 13-55, Class IK, IO, 3s, 2043	723,328	100,543
Ser. 12-151, Class PI, IO, 3s, 2043	659,047	94,376
Ser. 13-8, Class NI, IO, 3s, 2042	748,453	105,989
Ser. 12-145, Class TI, IO, 3s, 2042	848,749	95,994

Putnam VT American Government Income Fund 5

MORTGAGE-BACKED SECURITIES (25.7%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 13-35, Class IP, IO, 3s, 2042	$867,419	$96,060
Ser. 13-55, Class PI, IO, 3s, 2042	1,340,753	164,551
Ser. 13-53, Class JI, IO, 3s, 2041	899,245	115,497
Ser. 13-23, Class PI, IO, 3s, 2041	1,015,088	101,560
Ser. 13-30, Class IP, IO, 3s, 2041	1,439,735	130,742
Ser. 13-23, Class LI, IO, 3s, 2041	835,066	87,665
Ser. 14-28, Class AI, IO, 3s, 2040	1,031,801	162,509
FRB Ser. 03-W8, Class 3F2, 0.502s, 2042	7,596	7,463
FRB Ser. 07-95, Class A3, 0.402s, 2036	1,868,618	1,789,202
Ser. 08-53, Class DO, PO, zero %, 2038	87,463	71,980
Ser. 07-44, Class CO, PO, zero %, 2037	36,316	31,188
Ser. 1988-12, Class B, zero %, 2018	887	845

Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.553s, 2036	1,008,736	164,787
IFB Ser. 11-56, Class SI, IO, 6.497s, 2041	2,033,377	365,055
IFB Ser. 13-165, Class LS, IO, 5.997s, 2043	421,987	80,616
IFB Ser. 10-20, Class SC, IO, 5.997s, 2040	1,917,398	344,652
IFB Ser. 11-146, Class AS, IO, 5.948s, 2041	566,015	120,367
Ser. 13-149, Class MS, IO, 5.947s, 2039	860,108	146,098
IFB Ser. 11-128, Class TS, IO, 5.898s, 2041	398,717	77,869
IFB Ser. 12-34, Class SA, IO, 5.897s, 2042	868,531	184,658
IFB Ser. 11-70, Class SN, IO, 5.748s, 2041	259,000	62,440
Ser. 13-51, Class QI, IO, 5s, 2043	846,335	183,231
Ser. 13-3, Class IT, IO, 5s, 2043	614,100	125,764
Ser. 13-6, Class OI, IO, 5s, 2043	485,514	103,060
Ser. 13-16, Class IB, IO, 5s, 2040	790,070	70,824
Ser. 10-35, Class UI, IO, 5s, 2040	1,179,166	263,168
Ser. 10-9, Class UI, IO, 5s, 2040	3,287,400	728,220
Ser. 09-121, Class UI, IO, 5s, 2039	1,299,601	297,258
Ser. 13-24, Class IK, IO, 4 1/2s, 2043	741,784	154,284
Ser. 12-129, Class IO, IO, 4 1/2s, 2042	1,002,273	232,116
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	786,501	140,941
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	1,598,839	305,170
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	1,434,056	300,129
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	455,666	98,746
Ser. 11-81, Class PI, IO, 4 1/2s, 2037	619,213	58,064
Ser. 13-165, Class IL, IO, 4s, 2043	390,018	66,884
Ser. 12-56, Class IB, IO, 4s, 2042	1,369,135	313,246
Ser. 12-47, Class CI, IO, 4s, 2042	607,537	138,777
Ser. 14-4, Class IK, IO, 4s, 2039	875,313	144,821
Ser. 10-114, Class MI, IO, 4s, 2039	1,368,261	190,065
Ser. 10-116, Class QI, IO, 4s, 2034	699,244	38,733
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	1,010,495	165,206
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	750,901	119,108
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	661,749	113,364
Ser. 12-136, Class IO, IO, 3 1/2s, 2042	1,125,219	270,008
Ser. 14-46, Class JI, IO, 3 1/2s, 2041	549,563	84,319
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	780,406	116,515
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	748,997	90,537
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	756,418	128,372
Ser. 14-44, Class IC, IO, 3s, 2028	1,173,704	138,369
Ser. 10-151, Class KO, PO, zero %, 2037	92,056	79,660
Ser. 06-36, Class OD, PO, zero %, 2036	4,533	4,005

		22,045,022

Total mortgage-backed securities (cost $20,440,279)		$22,045,022

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
2.8425/3 month
USD-LIBOR-BBA/Sep-24	Sep-14/2.8425	$4,950,700	$91,736

Total purchased swap options outstanding (cost $59,903)			$91,736

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.5%)*	strike price	amount	Value

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Call)	Aug-14/$99.55	$4,000,000	$124,544

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/102.50	4,000,000	33,120

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/102.31	4,000,000	33,120

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/102.22	3,000,000	23,037

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.31	5,000,000	21,940

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/102.50	4,000,000	32,640

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/102.31	4,000,000	32,640

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/102.50	4,000,000	32,520

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/102.31	4,000,000	32,520

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Aug-14/102.56	3,000,000	16,500

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Aug-14/102.44	3,000,000	14,889

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Aug-14/102.25	3,000,000	12,684

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Aug-14/102.09	3,000,000	11,052

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Aug-14/101.34	5,000,000	8,245

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Aug-14/101.88	2,000,000	6,032

Total purchased options outstanding (cost $538,750)			$435,483

SHORT-TERM INVESTMENTS (25.9%)*	Principal amount/shares		Value

Federal Home Loan Bank unsec. discount
notes commercial paper with an effective
yield of 0.06%, July 25, 2014		$5,000,000	$4,999,810

Interest in $249,954,000 joint tri-party repurchase
agreement dated 6/30/14 with Merrill Lynch,
Pierce, Fenner and Smith Inc. due 7/1/14 —
maturity value of $3,517,010 for an effective
yield of 0.10% (collateralized by a mortgage
backed security with a coupon rate of 4.000% and
a due date of 6/1/42, valued at $254,953,081)		3,517,000	3,517,000

Putnam Money Market Liquidity Fund 0.07% L	Shares	12,972,937	12,972,937

U.S. Treasury Bills with an effective yield
of 0.11%, August 21, 2014 # §		$288,000	287,956

U.S. Treasury Bills with effective yields ranging
from 0.11% to 0.13%, November 13, 2014 # ∆ §		408,000	407,923

Total short-term investments (cost $22,185,515)			$22,185,626

Total investments (cost $104,753,289)			$106,559,286

6 Putnam VT American Government Income Fund

Key to holding’s currency abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through June 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $85,794,207.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $36,728,393 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS
OUTSTANDING				Unrealized
at 6/30/14	Number of		Expiration	appreciation/
(Unaudited)	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	77	$19,113,325	Sep-15	$(7,643)

U.S. Treasury Bond 30 yr
(Short)	51	6,996,563	Sep-14	(24,816)

U.S. Treasury Bond Ultra
30 yr (Short)	2	299,875	Sep-14	(1,840)

U.S. Treasury Note 2 yr
(Long)	25	5,489,844	Sep-14	(3,173)

U.S. Treasury Note 5 yr
(Long)	36	4,300,594	Sep-14	(5,412)

U.S. Treasury Note 10 yr
(Short)	9	1,126,547	Sep-14	(438)

Total				$(43,322)

WRITTEN SWAP OPTIONS OUTSTANDING at 6/30/14 (premiums $326,835) (Unaudited)
Counterparty
Fixed obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(2.6425)/3 month
USD-LIBOR-BBA/Sep-24	Sep-14/2.6425	$4,950,700	$37,823

(2.60)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.60	5,453,700	50,229

(2.7425)/3 month
USD-LIBOR-BBA/Sep-24	Sep-14/2.7425	4,950,700	61,587

JPMorgan Chase Bank N.A.
(2.515)/3 month
USD-LIBOR-BBA/Aug-24	Aug-14/2.515	5,419,600	17,072

(2.60)/3 month
USD-LIBOR-BBA/Feb-25	Feb-15/2.60	2,726,900	25,442

(6.00 Floor)/3 month
USD-LIBOR-BBA/Mar-18	Mar-18/6.00	910,000	163,345

Total			$355,498

WRITTEN OPTIONS
OUTSTANDING at 6/30/14	Expiration	Contract
(premiums $487,344) (Unaudited)	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Call)	Aug-14/$100.55	$4,000,000	$87,212

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Call)	Aug-14/101.55	4,000,000	52,884

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.75	4,000,000	19,360

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.56	4,000,000	19,360

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.22	3,000,000	11,430

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.00	4,000,000	10,640

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/100.81	4,000,000	10,640

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/100.31	5,000,000	10,035

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/100.22	3,000,000	6,072

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/99.31	5,000,000	4,285

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.75	4,000,000	18,920

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.56	4,000,000	18,920

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.00	4,000,000	10,320

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/100.81	4,000,000	10,320

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.75	4,000,000	18,440

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.56	4,000,000	18,440

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/101.00	4,000,000	10,160

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Sep-14/100.81	4,000,000	10,160

Putnam VT American Government Income Fund 7

WRITTEN OPTIONS
OUTSTANDING at 6/30/14	Expiration	Contract
(premiums $487,344) (Unaudited) cont.	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Aug-14/$101.56	$3,000,000	$6,249

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Aug-14/101.44	3,000,000	5,454

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Aug-14/101.25	3,000,000	4,440

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Aug-14/101.09	3,000,000	3,492

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Aug-14/100.34	5,000,000	2,790

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Aug-14/100.56	3,000,000	2,172

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Aug-14/100.88	2,000,000	2,070

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Aug-14/100.44	3,000,000	1,860

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Aug-14/100.25	3,000,000	1,488

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Aug-14/100.09	3,000,000	1,230

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Aug-14/99.34	5,000,000	760

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Aug-14/99.88	2,000,000	622

Total			$380,225

FORWARD PREMIUM SWAP OPTION CONTRACTS
OUTSTANDING at 6/30/14 (Unaudited)
Counterparty
Fixed right or
obligation % to
receive or (pay)/			Premium	Unrealized
Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

Citibank, N.A.
(3.60)/3 month
USD-LIBOR-BBA/
Aug-44 (Purchased)	Aug-14/3.60	$1,113,000	$(11,130)	$(10,139)

(3.20)/3 month
USD-LIBOR-BBA/
Aug-44 (Written)	Aug-14/3.20	1,113,000	10,713	5,454

JPMorgan Chase
Bank N.A.
(3.6275)/3 month
USD-LIBOR-BBA/
Aug-44 (Purchased)	Aug-14/3.6275	1,113,000	(11,687)	(10,707)

(3.2275)/3 month
USD-LIBOR-BBA/
Aug-44 (Written)	Aug-14/3.2275	1,113,000	11,074	3,517

Total			$(1,030)	$(11,875)

TBA SALE COMMITMENTS OUTSTANDING at 6/30/14 (proceeds receivable $2,148,125)
(Unaudited)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association,
4 1/2s, July 1, 2044	$2,000,000	7/14/14	$2,166,250

Total			$2,166,250

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/14 (Unaudited)
	Upfront				Unrealized
	premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$10,990,000 E	$53,464	9/17/16	3 month USD-LIBOR-BBA	1.00%	$(10,740)

6,155,000 E	(81,633)	9/17/19	3 month USD-LIBOR-BBA	2.25%	47,382

7,824,000 E	(303,148)	9/17/24	3 month USD-LIBOR-BBA	3.25%	91,541

1,953,000 E	199,600	9/17/44	3 month USD-LIBOR-BBA	4.00%	(56,893)

2,709,800	(19,411)	7/2/24	2.6025%	3 month	(16,603)
				USD-LIBOR-BBA

Total	$(151,128)				$54,687

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/14 (Unaudited)
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
$387,430	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	$(219)
				30 year Fannie Mae pools

288,977	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(163)
				30 year Fannie Mae pools

1,965,485	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50%	284
				30 year Fannie Mae pools

232,517	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	(34)
				30 year Fannie Mae pools

8 Putnam VT American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC
$474,019	$—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50%	$4,418
				30 year Fannie Mae pools

340,217	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(192)
				30 year Fannie Mae pools

950,803	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(5,552)
				30 year Fannie Mae pools

840,822	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	7,662
				30 year Fannie Mae pools

759,109	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	7,154
				30 year Fannie Mae pools

2,484,678	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(14,508)
				30 year Fannie Mae pools

3,315,585	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	31,248
				30 year Fannie Mae pools

450,242	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	4,243
				30 year Fannie Mae pools

90,887	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00%	1,008
				30 year Fannie Mae pools

4,187,254	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	39,464
				30 year Fannie Mae pools

439,518	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	(63)
				30 year Fannie Mae pools

216,555	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00%	(232)
				30 year Fannie Mae pools

2,127,317	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(12,421)
				30 year Fannie Mae pools

2,498,395	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	23,547
				30 year Fannie Mae pools

756,960	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00%	8,394
				30 year Fannie Mae pools

18,424	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	(12)
				30 year Fannie Mae pools

135,073	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	1,273
				30 year Fannie Mae pools

146,336	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	1,196
				30 year Ginnie Mae II pools

897,847	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(5,242)
				30 year Fannie Mae pools

555,164	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(313)
				30 year Fannie Mae pools

88,524	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	807
				30 year Fannie Mae pools

384,591	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50%	3,584
				30 year Fannie Mae pools

1,425,918	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	13,439
				30 year Fannie Mae pools

21,591	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	197
				30 year Fannie Mae pools

69,709	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	635
				30 year Fannie Mae pools

50,585	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	461
				30 year Fannie Mae pools

2,155,091	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(12,583)
				30 year Fannie Mae pools

704,162	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00%	(4,037)
				30 year Fannie Mae pools

329,251	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50%	(2,573)
				30 year Fannie Mae pools

Putnam VT American Government Income Fund 9

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC cont.
$164,673	$—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50%	$(1,287)
				30 year Fannie Mae pools

164,673	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50%	(1,287)
				30 year Fannie Mae pools

330,378	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50%	(2,581)
				30 year Fannie Mae pools

858,214	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50%	(6,705)
				30 year Fannie Mae pools

330,378	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50%	(2,581)
				30 year Fannie Mae pools

259,226	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	(169)
				30 year Fannie Mae pools

659,724	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50%	(5,155)
				30 year Fannie Mae pools

283,202	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00%	(1,007)
				30 year Fannie Mae pools

432,074	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(2,523)
				30 year Fannie Mae pools

Citibank, N.A.
136,874	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	1,290
				30 year Fannie Mae pools

877,390	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50%	127
				30 year Fannie Mae pools

Credit Suisse International
386,019	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50%	56
				30 year Fannie Mae pools

159,675	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50%	23
				30 year Fannie Mae pools

395,072	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50%	57
				30 year Fannie Mae pools

428,181	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00%	(1,523)
				30 year Fannie Mae pools

Goldman Sachs International
517,340	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	(336)
				30 year Fannie Mae pools

399,115	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	(259)
				30 year Fannie Mae pools

1,306,118	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00%	(1,397)
				30 year Fannie Mae pools

501,324	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	(326)
				30 year Fannie Mae pools

844,305	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(477)
				30 year Fannie Mae pools

844,305	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(477)
				30 year Fannie Mae pools

1,195,917	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	(173)
				30 year Fannie Mae pools

740,552	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(4,324)
				30 year Fannie Mae pools

278,205	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(1,624)
				30 year Fannie Mae pools

806,606	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	(116)
				30 year Fannie Mae pools

293,012	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	(42)
				30 year Fannie Mae pools

199,303	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(424)
				30 year Fannie Mae pools

10 Putnam VT American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International cont.
$2,103	$—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00%	$(2)
				30 year Fannie Mae pools

541,244	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00%	(579)
				30 year Fannie Mae pools

408,852	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(231)
				30 year Fannie Mae pools

1,014,406	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(5,923)
				30 year Fannie Mae pools

37,588	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(219)
				30 year Fannie Mae pools

100,265	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(585)
				30 year Fannie Mae pools

113,041	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	(73)
				30 year Fannie Mae pools

566,964	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	(369)
				30 year Fannie Mae pools

564,193	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(319)
				30 year Fannie Mae pools

624,865	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(353)
				30 year Fannie Mae pools

916,893	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00%	(980)
				30 year Fannie Mae pools

666,825	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(377)
				30 year Fannie Mae pools

JPMorgan Chase Bank N.A.
816,071	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	(118)
				30 year Fannie Mae pools

541,490	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(308)
				30 year Fannie Mae pools

Total	$—				$47,194

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$22,045,022	$—

Purchased options outstanding	—	435,483	—

Purchased swap options outstanding	—	91,736	—

U.S. government and agency mortgage obligations	—	31,836,339	—

U.S. treasury obligations	—	29,965,080	—

Short-term investments	12,972,937	9,212,689	—

Totals by level	$12,972,937	$93,586,349	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(43,322)	$—	$—

Written options outstanding	—	(380,225)	—

Written swap options outstanding	—	(355,498)	—

Forward premium swap option contracts	—	(11,875)	—

TBA sale commitments	—	(2,166,250)	—

Interest rate swap contracts	—	205,815	—

Total return swap contracts	—	47,194	—

Totals by level	$(43,322)	$(2,660,839)	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 11

Statement of assets and liabilities
6/30/14 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $91,780,352)	$93,586,349

Affiliated issuers (identified cost $12,972,937) (Notes 1 and 5)	12,972,937

Cash	1,495

Interest and other receivables	551,150

Receivable for shares of the fund sold	1,410

Receivable for investments sold	1,180,897

Receivable for sales of delayed delivery securities (Note 1)	2,151,375

Receivable for variation margin (Note 1)	27,333

Unrealized appreciation on forward premium swap option contracts (Note 1)	8,971

Unrealized appreciation on OTC swap contracts (Note 1)	150,567

Total assets	110,632,484

Liabilities

Payable for investments purchased	222,378

Payable for purchases of delayed delivery securities (Note 1)	21,211,811

Payable for shares of the fund repurchased	176,863

Payable for compensation of Manager (Note 2)	27,606

Payable for custodian fees (Note 2)	9,692

Payable for investor servicing fees (Note 2)	14,484

Payable for Trustee compensation and expenses (Note 2)	70,333

Payable for administrative services (Note 2)	141

Payable for distribution fees (Note 2)	6,564

Payable for variation margin (Note 1)	35,905

Unrealized depreciation on OTC swap contracts (Note 1)	103,373

Unrealized depreciation on forward premium swap option contracts (Note 1)	20,846

Written options outstanding, at value (premiums $814,179) (Notes 1 and 3)	735,723

TBA sale commitments, at value (proceeds receivable $2,148,125) (Note 1)	2,166,250

Other accrued expenses	36,308

Total liabilities	24,838,277

Net assets	$85,794,207

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$97,683,316

Undistributed net investment income (Note 1)	790,326

Accumulated net realized loss on investments (Note 1)	(14,588,947)

Net unrealized appreciation of investments	1,909,512

Total — Representing net assets applicable to capital shares outstanding	$85,794,207

Computation of net asset value Class IA

Net assets	$54,029,168

Number of shares outstanding	5,441,678

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.93

Computation of net asset value Class IB

Net assets	$31,765,039

Number of shares outstanding	3,205,363

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.91

The accompanying notes are an integral part of these financial statements.

12 Putnam VT American Government Income Fund

Statement of operations
Six months ended 6/30/14 (Unaudited)

Investment income

Interest (including interest income of $3,526 from investments in affiliated issuers) (Note 5)	$1,337,449

Total investment income	1,337,449

Expenses

Compensation of Manager (Note 2)	172,867

Investor servicing fees (Note 2)	44,490

Custodian fees (Note 2)	18,772

Trustee compensation and expenses (Note 2)	2,695

Distribution fees (Note 2)	41,108

Administrative services (Note 2)	913

Auditing and tax fees	19,223

Other	16,804

Total expenses	316,872

Expense reduction (Note 2)	—

Net expenses	316,872

Net investment income	1,020,577

Net realized loss on investments (Notes 1 and 3)	(154,349)

Net realized loss on swap contracts (Note 1)	(69,916)

Net realized loss on futures contracts (Note 1)	(40,852)

Net realized gain on written options (Notes 1 and 3)	590,185

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the period	1,750,546

Net gain on investments	2,075,614

Net increase in net assets resulting from operations	$3,096,191

Statement of changes in net assets

	Six months ended	Year ended
	6/30/14*	12/31/13

Decrease in net assets

Operations:

Net investment income	$1,020,577	$2,239,734

Net realized gain (loss) on investments	325,068	(477,120)

Net unrealized appreciation (depreciation) of investments	1,750,546	(2,247,464)

Net increase (decrease) in net assets resulting from operations	3,096,191	(484,850)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(2,345,038)	(1,099,708)

Class IB	(1,333,796)	(518,928)

Decrease from capital share transactions (Note 4)	(4,045,238)	(22,597,748)

Total decrease in net assets	(4,627,881)	(24,701,234)

Net assets:

Beginning of period	90,422,088	115,123,322

End of period (including undistributed net investment income of $790,326 and $3,448,583, respectively)	$85,794,207	$90,422,088

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 13

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]

Class IA

6/30/14†	$10.01	.12	.23	.35	(.43)	—	(.43)	—	$9.93	3.55*	$54,029	.31*	1.19*	105*

12/31/13	10.19	.23	(.25)	(.02)	(.16)	—	(.16)	—	10.01	(.19)	57,347.63		2.29	390

12/31/12	11.91	.23	(.01)	.22	(.33)	(1.61)	(1.94)	—	10.19	2.16	73,670.64		2.18	456

12/31/11	12.68	.36	.45	.81	(.51)	(1.07)	(1.58)	—[f,g]	11.91	7.09	85,901.61		2.97	361

12/31/10	13.07	.64	.02	.66	(1.05)	—	(1.05)	—	12.68	5.35	92,478	.60[h]	4.97	204

12/31/09	11.27	.60	1.73	2.33	(.53)	—	(.53)	—	13.07	21.35	98,591	.64[i,j]	4.99[i]	242

Class IB

6/30/14†	$9.97	.11	.23	.34	(.40)	—	(.40)	—	$9.91	3.48*	$31,765	.43*	1.07*	105*

12/31/13	10.15	.20	(.25)	(.05)	(.13)	—	(.13)	—	9.97	(.48)	33,075.88		2.04	390

12/31/12	11.87	.20	(.02)	.18	(.29)	(1.61)	(1.90)	—	10.15	1.85	41,454.89		1.94	456

12/31/11	12.64	.32	.45	.77	(.47)	(1.07)	(1.54)	—[f,g]	11.87	6.79	51,930.86		2.72	361

12/31/10	13.02	.61	.03	.64	(1.02)	—	(1.02)	—	12.64	5.16	53,473	.85[h]	4.75	204

12/31/09	11.23	.57	1.72	2.29	(.50)	—	(.50)	—	13.02	21.00	59,784	.89[i,j]	4.74[i]	242

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover excludes TBA purchase and sale transactions.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.02% of average net assets for the period ended December 31, 2010.

i Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of 0.20% of average net assets.

j Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.04% of average net assets for the period ended December 31, 2009.

The accompanying notes are an integral part of these financial statements.

14 Putnam VT American Government Income Fund

Notes to financial statements 6/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through June 30, 2014.

Putnam VT American Government Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income with preservation of capital as its secondary objective. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity and to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Putnam VT American Government Income Fund 15

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $240,892 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $129,974 and may include amounts related to unsettled agreements.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

16 Putnam VT American Government Income Fund

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement. TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2013, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$14,487,024	$635,101	$15,122,125

The aggregate identified cost on a tax basis is $104,779,277, resulting in gross unrealized appreciation and depreciation of $3,103,646 and $1,323,637, respectively, or net unrealized appreciation of $1,780,009.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.7% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion and
0.315%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Putnam VT American Government Income Fund 17

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$27,907
Class IB	16,583

Total	$44,490

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $54, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$41,108

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of U.S. government securities and agency obligations other than short-term investments and TBA commitments aggregated $68,440,429 and $73,644,142, respectively.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amount	premiums

Written options outstanding at the
beginning of the reporting period	$17,950,600	$49,364	$—	$—

Options opened	40,271,900	343,404	336,000,000	1,327,031

Options exercised	—	—	—	—

Options expired	—	—	(32,000,000)	(100,078)

Options closed	(31,584,900)	(65,933)	(194,000,000)	(739,609)

Written options outstanding at the
end of the reporting period	$26,637,600	$326,835	$110,000,000	$487,344

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/14		Year ended 12/31/13		Six months ended 6/30/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	70,133	$695,724	131,985	$1,326,916	349,142	$3,508,658	303,252	$3,035,602

Shares issued in connection with reinvestment
of distributions	239,779	2,345,038	108,882	1,099,708	136,520	1,333,796	51,430	518,928

	309,912	3,040,762	240,867	2,426,624	485,662	4,842,454	354,682	3,554,530

Shares repurchased	(599,315)	(5,986,691)	(1,738,264)	(17,419,181)	(596,755)	(5,941,763)	(1,120,521)	(11,159,721)

Net decrease	(289,403)	$(2,945,929)	(1,497,397)	$(14,992,557)	(111,093)	$(1,099,309)	(765,839)	$(7,605,191)

18 Putnam VT American Government Income Fund

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund*	$14,796,396	$6,550,147	$8,373,606	$3,526	$12,972,937

Total	$14,796,396	$6,550,147	$8,373,606	$3,526	$12,972,937

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$40,700,000

Purchased swap option contracts (contract amount)	$4,400,000

Written TBA commitment option contracts (contract amount) (Note 3)	$81,400,000

Written swap option contracts (contract amount) (Note 3)	$17,900,000

Futures contracts (number of contracts)	200

Centrally cleared interest rate swap contracts (notional)	$32,400,000

OTC total return swap contracts (notional)	$53,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Interest rate contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	$1,213,269*	Unrealized depreciation	$1,223,961*

Total		$1,213,269		$1,223,961

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(224,855)	$(40,852)	$(69,916)	$(335,623)

Total	$(224,855)	$(40,852)	$(69,916)	$(335,623)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(7,994)	$245,293	$(163,420)	$73,879

Total	$(7,994)	$245,293	$(163,420)	$73,879

Putnam VT American Government Income Fund 19

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of	Barclays	Barclays Capital Inc.		Credit Suisse	Goldman Sachs	JPMorgan Chase	Merrill Lynch, Pierce,
	America N.A.	Bank PLC	(clearing broker)	Citibank, N.A.	International	International	Bank N.A.	Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$27,333	$—	$—	$—	$—	$—	$27,333

OTC Total return swap contracts*#	284	148,730	—	1,417	136	—	—	—	150,567

Futures contracts§	—	—	—	—	—	—	—	—	—

Forward premium swap option contracts #	—	—	—	5,454	—	—	3,517	—	8,971

Purchased swap options** #	91,736	—	—	—	—	—	—	—	91,736

Purchased options** #	—	—	—	—	—	—	435,483	—	435,483

Repurchase agreements**	—	—	—	—	—	—	—	3,517,000	3,517,000

Total Assets	$92,020	$148,730	$27,333	$6,871	$136	$—	$439,000	$3,517,000	$4,231,090

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	19,970	—	—	—	—	—	19,970

OTC Total return swap contracts*#	416	81,023	—	—	1,523	19,985	426	—	103,373

Futures contracts§	—	—	—	—	—	—	—	15,935	15,935

Forward premium swap option contracts #	—	—	—	10,139	—	—	10,707	—	20,846

Written swap options #	149,639	—	—	—	—	—	205,859	—	355,498

Written options #	—	—	—	—	—	—	380,225	—	380,225

Total Liabilities	$150,055	$81,023	$19,970	$10,139	$1,523	$19,985	$597,217	$15,935	$895,847

Total Financial and Derivative Net Assets	$(58,035)	$67,707	$7,363	$(3,268)	$(1,387)	$(19,985)	$(158,217)	$3,501,065	$3,335,243

Total collateral received (pledged)† ##	$—	$—	$—	$—	$—	$—	$(129,974)	$3,501,065

Net amount	$(58,035)	$67,707	$7,363	$(3,268)	$(1,387)	$(19,985)	$(28,243)	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Shareholder meeting results (Unaudited)
February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

8,196,152	261,617	700,298	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

20 Putnam VT American Government Income Fund	Putnam VT American Government Income Fund 21

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements again in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under

22 Putnam VT American Government Income Fund

management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of their returns with the returns of selected investment benchmarks. In the

Putnam VT American Government Income Fund 23

case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — General U.S. Government Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	2nd	1st

For each of the one-year and five-year periods ended December 31, 2013, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2013, there were 50, 46 and 40 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam

Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24 Putnam VT American Government Income Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT American Government Income Fund 25

This report has been prepared for the shareholders	H500
of Putnam VT American Government Income Fund.	289202 8/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 27, 2014